UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04665

Commonwealth International Series Trust

(Exact name of registrant as specified in charter)

791 Town & Country Blvd.

Houston, TX 77024-3925

(Address of principal executive offices) (Zip code)

CT Corporation System

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 345-1898

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1. Reports to Stockholders.

(a)

Commonwealth International
Series Trust

791 Town & Country Blvd., Suite 250
Houston, TX 77024-3925
888-345-1898
www.commonwealthfunds.com

INVESTMENT ADVISOR
FCA Corp
791 Town & Country Blvd., Suite 250
Houston, TX 77024-3925

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

TRANSFER AGENT & ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

CUSTODIAN BANK
Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

This report is intended for the shareholders of the family of funds of the Commonwealth International Series Trust. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ current Prospectus. An additional Prospectus may be obtained at www.commonwealthfunds.com or from the principal underwriter of the Funds or your broker. Distributed by Ultimus Fund Distributors, LLC

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Commonwealth Australia/New Zealand Fund Africa Fund Commonwealth Japan Fund Commonwealth Global Fund Commonwealth Real Estate Securities Fund ANNUAL REPORT October 31, 2021

Commonwealth-AR-21

Table of Contents

Shareholder Letter	1
Performance Overview
Commonwealth Australia/New Zealand Fund	5
Africa Fund	7
Commonwealth Japan Fund	10
Commonwealth Global Fund	13
Commonwealth Real Estate Securities Fund	15
Portfolio Composition	17
Schedules of Investments	19
Statements of Assets and Liabilities	29
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	52
Additional Information	53
Liquidity Risk Management Program	55
Notice of Privacy Policy & Practices	59

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)
www.commonwealthfunds.com

Dear Fellow Shareholders:

We are pleased to present the enclosed annual report for the twelve-months ended October 31, 2021 of the Commonwealth International Series Trust on behalf of its separate series: Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund, Commonwealth Real Estate Securities Fund and Africa Fund (each a “Fund” and together the “Funds”).

The global economic recovery continues on the whole, albeit with variation across countries and regions. Vaccine access, early government and monetary support, are some of the principal drivers of the gaps. The United States and Europe, where vaccinations against COVID-19 moved ahead of other countries and regions, are seeing economic improvement as the resumption of economic activity continues to progress. The Chinese economy is still recovering, although the pace of improvement has decelerated, partly due to the resurgence of COVID-19 and power supply issues. In emerging and commodity-exporting economies other than China, domestic demand and production in many countries and regions were under downward pressure due to the continued spread of COVID-19 in the summer of 2021, but have improved on the whole as the effects of the spread wane.

The sharp contraction in demand in 2020 led many businesses to slash orders on intermediate inputs. As the recovery picked up steam in 2021, some producers found themselves flatfooted and unable to ramp up sufficient supply; for example, microchip production relative to demand remains hampered. Moreover, the world distribution of shipping containers became highly distorted during the pandemic, leaving many stranded off their usual routes. The aftershocks from the upheaval of 2020 and the prospects of renewed restrictions to slow virus transmission could translate into more persistent supply disruptions. Faced with continued rising demand, firms may continue to increase prices and workers may bid up wages more broadly. More generally, should households, businesses, and investors begin anticipating price pressures from pent-up demand, there is a risk that medium-term inflation expectations could drift upward and lead to a self-fulfilling further rise in prices (as prices and wages are reset in line with higher inflation expectations).

The International Monetary Fund (“IMF”), in its World Economic Outlook in October 2021, forecast the global economy is projected to grow 5.9 percent in 2021 and 4.9 percent in 2022. The downward revision to their 2021 forecast from the July estimate reflects a downgrade for developed economies – in part due to supply distributions – and for low-income developing countries, largely due to worsening pandemic dynamics. This is partly offset by strong near-term prospects among some commodity-exporting emerging market and developing economies. Beyond 2022 global growth is projected to moderate to about 3.3 percent over the medium term, according to the IMF’s October forecast.

Each of the Funds has exposure to international investments, with three of the Funds (Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund and Africa Fund) having a majority of their respective investments in international security markets, while the Commonwealth Global Fund has around one-half of its investments in international markets, and the Commonwealth Real Estate Securities Fund has around 15%.

ANNUAL REPORT 2021

While we cannot forecast with precision how economic or geopolitical events will unfold, we have confidence that a long-term investment program remains essential. FCA Corp’s in-depth fundamental research, active investing and risk management strategies can serve investors well through challenging domestic and international markets.

Our investment theme includes that our shareholders may select the Funds for their individual attributes and the targeted markets they are designed to invest in. In many cases this could be an asset allocation decision by our shareholders. We continue to offer these differential characteristics among our Funds coupled with a fundamental based approach to investment selections.

We invite you to visit our website at www.commonwealthfunds.com. In addition to information on the funds, you will find under the Insight tab articles of interest on global topics. If you would like to receive these on a regular basis, you may join our mailing list by signing up under the Global Connections link at the bottom of the page.

As we begin on our 31st year as the investment advisor to the Funds, we would like to thank you as shareholders for your support and continued interest in the Commonwealth family of funds.

Robert W. Scharar	Wesley R. Yuhnke
President and Portfolio Manager	Assistant Portfolio Manager
Commonwealth International Series Trust	Commonwealth International Series Trust

The views in the above discussion, along with discussion included under the “Performance Overview” for each Fund below, were those of the Funds’ investment advisor as of the date set forth above and may not reflect its views on the date this annual report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and the performance of the Funds during the period covered by this report and do not constitute investment advice.

THE PERFORMANCE INFORMATION QUOTED IN THIS ANNUAL REPORT REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. AN INVESTOR SHOULD CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND’S PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION. FOR INFORMATION ON THE FUND’S EXPENSE RATIO, PLEASE SEE THE FINANCIAL HIGHLIGHTS TABLE FOUND WITHIN THIS REPORT. TO OBTAIN A PROSPECTUS AND OTHER INFORMATION ABOUT THE FUNDS, PLEASE VISIT WWW.COMMONWEALTHFUNDS.COM OR CALL 888-345-1898. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

ANNUAL REPORT 2021

Questions and Answers

To help shareholders better understand key attributes of the mutual funds (each a “Fund” and collectively the “Funds”) comprising the Commonwealth International Series Trust and their operations, the following Question and Answer section is provided.

Who is the Advisor?

The Funds’ investment advisor is FCA Corp (“FCA”). FCA is an investment advisor that is registered with the U.S. Securities and Exchange Commission and has its principal place of business located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024-3925. The firm was founded in 1975 and maintains a global perspective on the equity and fixed income marketplaces.

Why is investing outside the U.S. important?

The Funds invest in companies outside the United States because FCA believes there are significant investment opportunities in select foreign markets. In our view, U.S. investors benefit from the diversification that having investments outside the United States can provide. International investing offers exposure to more companies and other nations’ economies, currencies, and growth prospects. Nearly half of the value of equity markets is outside the United States. The growth experienced by many of these foreign economies appears to be attractive. FCA believes that, for a U.S. investor, allocation of a portion of the investor’s portfolio to international securities can provide the potential for less risk and can achieve a more consistent long-term performance in the investor’s overall portfolio.

How has international investing changed over the last decade?

International markets now comprise a significant portion of all equity value worldwide. As markets have blended through global commerce, capital has flowed from country to country following investment opportunities. Developed markets and emerging markets both require capital investments to provide the goods and services that their consumers need. During the last decade in particular, accounting and economic statistical information has become more uniform and thus more dependable. The trend appears to be in place for continued development of these distant countries and their markets. Their demand for investment capital outside the U.S. continues, which provides opportunities for diversification and growth. The Funds seek to be participants in these opportunities.

What are some of the factors influencing a Fund’s portfolio turnover?

Each Fund generally invests in equity securities with a long-term view. The Funds’ portfolio securities are evaluated on their long-term prospects. A particular Fund may experience higher or lower turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new subscriptions; or selling securities to cover redemptions. Higher levels of portfolio activity by a Fund will result in higher transaction costs and/or more realized gains or losses, the impact of which is borne by the Fund’s shareholders. The turnover of a portfolio is not predictable because managers do not know when the portfolio transactions will be dictated. Under most circumstances, it is desirable to limit transactions because of the costs associated with trading, currency conversions, and custody fees, although these are generally not the determining factors.

ANNUAL REPORT 2021

How can the size of the Fund impact the Funds’ expense ratio?

Achieving each Fund’s objective with a portfolio comprised of international securities is historically more expensive than managing a portfolio comprised of domestic securities. Research of foreign markets, trading in different currencies, custody of assets, accurate evaluations of holdings, income tax, securities regulatory compliance, and generally overall communications are all known to be more expensive when managing these types of portfolios. Additionally, as with almost every mutual fund, size has an impact on the expense ratio of Funds. Typically, larger mutual funds can have lower expense ratios as there is an increased opportunity to spread out fixed and partially-fixed costs necessary to operate such mutual funds over a larger asset base. Generally, mutual fund expenses, including those of the Funds, are allocated on a daily basis among all shareholders. In addition, as portfolio assets increase, it is self-evident that fixed costs as a percentage of the assets managed generally decline. Whenever a new Fund is introduced or invests in highly specific objective portfolios, higher costs can be experienced during time periods of asset growth. The Financial Highlights section of the accompanying financial statements provides supplemental data that includes current and historic expense information, and where applicable, the advisor’s waiver of fees or voluntary expense reimbursements to help reduce these costs.

Coronavirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long-term impact. COVID-19 has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of the outbreak may be short term or may last for an extended period of time. The impact of epidemics and pandemics such as COVID-19 could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. As a result, a Fund’s performance and the ability to achieve its investment objective may be adversely impacted. Management is monitoring the development of the pandemic and evaluating its impact on the financial position and operating results of the Funds.

ANNUAL REPORT 2021

Performance Overview – October 31, 2021 (Unaudited)
Commonwealth Australia/New Zealand Fund

The Commonwealth Australia/New Zealand Fund’s net asset value (NAV) as of October 31, 2021 was $17.17 per share compared to $13.00(a) per share on October 31, 2020. For the twelve-month period covered by this Annual Report, the Commonwealth Australia/New Zealand Fund returned 32.22%(b). This return figure includes the $0.016 per share distribution made in December 2020. In presenting comparative performance numbers on the Fund versus indexes, it is important to note that we do not make investment decisions with a view toward attempting to track any index. Rather, we invest based on fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. In an attempt to present various aspects of the marketplace return, we provide two indexes for consideration. During the twelve-month period, the NZX 50 Index returned 17.44% and the Australian All Ordinaries Index returned 39.51%. These indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund, such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund.

From our view, the long-term goal of owning the Australia/New Zealand Fund is to benefit from the ownership of companies domiciled and operating in both of these countries. Therefore, both countries are continuously represented in ownership. History shows that the returns of the respective marketplaces can vary significantly from one another. It is rare that both countries’ markets perform the same. Nonetheless, the overriding goal of long-term diversified ownership seeks to be maintained.

There are other considerations that impacted performance during the period covered by this year’s report:

-	The 8.4 percent increase of the New Zealand dollar versus the U.S. dollar had a predictably positive effect on the Fund’s returns.

-	The 7.0 percent increase of the Australian dollar versus the U.S. dollar had a predictably positive effect on the Fund’s returns.

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: South Port New Zealand Ltd., Mainfreight Ltd., Infratil Ltd., Pacific Edge Ltd., and Briscoe Group Ltd.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Appen Ltd., Freedom Foods, APA Group, Lendlease Group, and AFT Pharmaceuticals Ltd.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expense indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Australian and New Zealand issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Fund, the Fund’s investment advisor or distributor.

(a)	Due to GAAP financial statement adjustments, the traded NAV differs from the NAV noted on the Financial Highlights as of October 31, 2020.

(b)	Total return is calculated with the traded NAV on October 31, 2020.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Australia/New Zealand Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Australia/New Zealand Fund (the “Fund”), the AAOI and the NZX 50 Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/11 to 10/31/21 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2021			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Australia/New Zealand Fund	32.22%	9.23%	7.83%	2.70%
Australian All Ordinaries Index (“AAOI”)	39.51%	12.46%	7.92%	—
NZX 50 Index	17.44%	13.49%	13.22%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2021. Additional information pertaining to the Fund’s expense ratio as of October 31, 2021, can be found in the financial highlights.

The Fund’s performance is measured against the Australian All Ordinaries Index (‘‘AAOI’’), an index made up of the largest 500 companies as measured by market capitalization that are listed on the Australian Stock Exchange; and the NZX 50 Index, a total return index consisting of the top 50 companies by free float adjusted market capitalization that are listed on the New Zealand Stock Exchange. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Africa Fund

The Africa Fund’s net asset value (NAV) as of October 31, 2021 was $8.40 per share compared to $6.04 per share on October 31, 2020. For the period covered by this Annual Report, the Africa Fund returned 42.38% cumulative total return. This return figure includes the $0.18 per share distribution made in December 2020. Our investments do not attempt to track any indexes; rather, we make investment decisions on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI Emerging Markets Index and the Dow Jones Africa Titans 50 Index returned 16.96% and 19.60%, respectively for the same period. The indexes are unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2021, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The 6.6 percent increase of the South African Rand versus the U.S. dollar had a predictably positive effect on the Fund’s performance.

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Capitec Bank Holdings Ltd., Impala Platinum Holdings Ltd., MTN Group Ltd., Anglo American Platinum Ltd., and Sasol Ltd.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Gold Fields Ltd., Naspers Ltd., Jumia Technologies AG, AngloGold Ashanti Ltd., and Sibanye Stillwater Ltd.

We believe that Africa represents a unique, complicated continent with the potential to be both economically rewarding and punitive. We feel equities listed on African stock exchanges offer investors a way to participate in what is expected to be sizeable growth in the consumer consumption of goods and services and the economies in general. It takes time for governments to change and for the people of an emerging country to adjust. With the vast number of countries within the African continent, it is an exciting yet daunting task. Our portfolio selection includes using information we gather firsthand through trips to the continent as we seek to monitor each investment and to make decisions we view as being in the best interests of the Fund. Because many U.S. investors share our vision for the African continent and have a desire to be informed beyond just financial aspects, we have constructed our web site’s Africa section to provide a variety of information in response to this, and we invite you to visit the website at commonwealthfunds.com.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by African issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Africa Fund

Comparison of Change in Value of a $10,000 investment in the Africa Fund (the “Fund”), the MSCIEM and the DJAFKT.

The above graph is a hypothetical $10,000 investment in the Fund from 11/7/11 (inception) to 10/31/21 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2021			Total Fund Operating Expense
	1 Year	5 Year	Since Inception (11/7/11)	After Fee Waiver Ratio(a)
Africa Fund	42.38%	1.69%	(0.68)%	1.82%
MSCI Emerging Markets Index (“MSCIEM”)	16.96%	9.39%	4.94%	—
Dow Jones Africa Titans 50 Index (“DJAFKT”)	19.60%	3.84%	0.48%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2021. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2022. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would be 5.04%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2021, can be found in the financial highlights.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Africa Fund

The Fund’s performance is measured against the MSCI Emerging Markets Index (‘‘MSCIEM’’), a free float-adjusted market capitalization index that is designed to measure equity market performance within global emerging markets; and the Dow Jones Africa Titans 50 Index (‘‘DJAFKT’’), a float-adjusted market capitalization index that is designed to measure the stock performance of 50 leading companies that are headquartered or generate the majority of their revenues in Africa. The MSCIEM currently consists of the following 27 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Saudi Arabia, Taiwan, Thailand, Turkey and United Arab Emirates. These indices are unmanaged, are expressed in terms of U.S. dollars, and do not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Japan Fund

The Commonwealth Japan Fund’s net asset value (NAV) as of October 31, 2021 was $4.41 per share compared to $4.03 per share on October 31, 2020. For the twelve-month period covered by this Annual Report, the Commonwealth Japan Fund returned 9.43%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The Tokyo Stock Price Index returned 18.64% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

For the period ended October 31, 2021, the Advisor limited the Fund operating expenses, which positively affected the Fund’s performance. Had the Advisor not capped the Fund’s operating expenses, performance would have been lower. Please see the accompanying notes to the financial statements for additional information.

-	The 8.2 percent depreciation of the Japanese Yen versus the U.S. dollar during the year had a predictably negative effect on the Fund’s returns.

-	The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Orix Corp., Hoya Corp., Hitachi Ltd., Dai-ichi Life Insurance Co. Ltd., and Terumo Corp.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Asahi Intecc Co. Ltd., Cyberdyne, Inc., Softbank Group Corp., Unicharm Corp., and Nintendo Co. Ltd.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Because the Fund invests primarily in the securities of, and depositary receipts represented by Japanese issuers, the Fund is particularly susceptible to any economic, political, or regulatory developments affecting a particular issuer of those countries.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Japan Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Japan Fund (the “Fund”) and the TOPIX.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/11 to 10/31/21 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2021			Total Fund Operating Expense After Fee Waiver
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Japan Fund	9.43%	5.46%	5.03%	1.75%
Tokyo Stock Price Index (“TOPIX”)	18.64%	8.12%	8.30%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2021. FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2022. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the date in which FCA Corp incurred the expense. Excluding the indirect costs of investing in acquired funds, total fund operating expenses, before fee waiver, would be 3.29%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2021, can be found in the financial highlights.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Japan Fund

The Fund’s performance is measured against the Tokyo Stock Price Index (“TOPIX”), an unmanaged capitalization-weighted index of all the companies stocks on the First Section of the Tokyo Stock Exchange. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Global Fund

The Commonwealth Global Fund’s net asset value (NAV) as of October 31, 2021 was $21.12 per share compared to $16.20 per share on October 31, 2020. For the twelve-month period covered by this Annual Report, the Commonwealth Global Fund posted a 30.37% cumulative total return. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI World Index returned 41.05% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and do not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor do they reflect the deduction of taxes associated with ownership of a mutual fund. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

There are other considerations that impacted performance during the period covered by this year’s report:

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: NetApp, Inc., Apple, Inc., Group 1 Automotive, Inc., Thermo Fisher Scientific, Inc., and Norfolk Southern Corp.

-	The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: Unilever PLC, Fedex Corp., AT&T, Inc., Itochu Corp., and Boeing Co. call options.

-

The Fund’s underperformance versus the Index was due in part to the Fund’s larger allocation to international equities relative to the Index as U.S. equities had the largest positive impact on the Index’s return. The Fund’s allocation to U.S. equities during the year was on average approximately 50% compared to 64% for the MSCI World Index.

-

The Fund’s use of derivatives, which consisted of purchased call options, had a positive impact on the Fund’s performance due primarily to the purchased call options on Caterpillar, Inc. and Synchrony Financial. Please see the accompany notes to the financial statements for additional information.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

International investing involves increased risk and volatility. An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Global Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Global Fund (the “Fund”) and the MSCI World Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/11 to 10/31/21 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2021			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Global Fund	30.37%	9.60%	6.24%	2.56%
MSCI World Index	41.05%	16.06%	12.81%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2021. Additional information pertaining to the Fund’s expense ratio as of October 31, 2021, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI World Index, an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Real Estate Securities Fund

The Commonwealth Real Estate Securities Fund’s net asset value (NAV) as of October 31, 2021, was $22.57 per share compared to $15.95 per share on October 31, 2020. For the twelve-month period covered by this Annual Report, the Commonwealth Real Estate Securities Fund returned 41.50%. Our investments do not attempt to track any index, but rather we undertake investments on the basis of fundamental research. We also invest a portion of the Fund’s assets in cash and cash equivalents and acknowledge this process may mitigate some meaningful comparisons to indexes that do not have such investments represented within them. The MSCI US REIT Index returned 51.71% for the same period. The index is unmanaged, expressed in terms of U.S. dollars and does not reflect the deduction of fees or taxes associated with ownership of a mutual fund such as investment management and fund accounting fees, nor does it reflect the deduction of taxes associated with ownership of a mutual fund. The performance returns of the Fund do reflect the deduction of fees for these services.

There are other considerations that impacted performance during the period covered by this year’s report:

-

The Fund’s holdings in the following securities had the largest positive impact on the Fund’s performance: Tecnoglass, Inc., James Hardie Industries Plc, Extra Space Storage, Inc., Lowe’s Cos., Inc., and Hannon Armstrong Sustainable Infrastructure Capital, Inc.

-

The Fund’s holdings in the following securities had the largest negative impact on the Fund’s performance: PotlachDeltic Corp. call options, Cemex S.A.B. de C.V., Cyrela Brazil Realty SA, and United States Lime & Minerals, Inc.

-

The Fund’s use of derivatives, which was limited to purchased and written options, had a negative impact on the Fund’s performance due primarily to the purchased call options on PotlatchDeltic Corp. Please see the accompany notes to the financial statements for additional information.

-

The Fund’s underperformance compared to the MSCI US REIT Index may be in part explained by our strategy of not investing solely in REITs but also investing in real estate and related industries as well as international companies. Real estate and related industries include companies and industries whose fortunes are impacted by the real estate market beyond just owning the underlying real estate.

Investment Risks

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including high-grade fixed income securities. The net asset values per share of a Fund will fluctuate as the value of these securities in the portfolio changes.

The Fund’s expenses, as with any mutual fund, detract from the Fund’s performance. The Fund’s asset levels have a direct effect on the expenses indirectly paid by shareholders. To the extent the Fund’s assets decline and the expenses of the Fund rise or do not decrease proportionately, performance will be negatively impacted.

The Fund’s investments in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Investments in the Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk.

By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather change in the value of their investments.

Investors should refer to the Fund’s Prospectus for a more complete description of risks associated with investing in the Fund.

Portfolio holdings will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Trust, the Advisor or the Distributor.

ANNUAL REPORT 2021

PERFORMANCE OVERVIEW – October 31, 2021 (Unaudited)
Commonwealth Real Estate Securities Fund

Comparison of Change in Value of a $10,000 investment in the Commonwealth Real Estate Securities Fund (the “Fund”) and the MSCI US REIT Index.

The above graph is a hypothetical $10,000 investment in the Fund from 10/31/11 to 10/31/21 and represents the reinvestment of dividends and distributions in the Fund.

	Average Annual Total Returns as of October 31, 2021			Total Fund Operating Expense
	1 Year	5 Year	10 Year	Ratio(a)
Commonwealth Real Estate Securities Fund	41.50%	9.81%	9.16%	2.73%
MSCI US REIT Index	51.71%	9.72%	10.55%	—

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. The above graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 888-345-1898. The Fund’s performance reflects any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for 1 year are not annualized.

(a)

The above expense ratio is from the Fund’s Prospectus, dated February 28, 2021. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.72%. Additional information pertaining to the Fund’s expense ratio as of October 31, 2021, can be found in the financial highlights.

The Fund’s performance is measured against the MSCI US REIT Index which is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI USA Investable Market Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 99% of the US REIT universe. This index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these services. Investors cannot invest directly in an index.

You should carefully consider the investment objectives, risks, charges and expenses of the Fund before investing. This and other information can be found in the Fund’s Prospectus, which can be obtained from www.commonwealthfunds.com, by calling the Funds directly at 888-345-1898 or by contacting your investment representative. Please read it carefully before you invest or send money.

ANNUAL REPORT 2021

Portfolio Composition – October 31, 2021* (Unaudited)

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND
Industry or Security Type	Percentage of Total Investments
Transport Operations & Services	18.8%
Logistics Services	6.8%
Power Generation	6.4%
Courier Services	5.0%
Home Products Stores	4.8%
Health Care Services	4.5%
Life Science & Diagnostics	4.4%
Flow Control Equipment	3.5%
Health Care Facilities	3.3%
Measurement Instruments	3.2%
Biotech	3.0%
Lodging	2.6%
Food & Drug Stores	2.6%
Real Estate Services	2.2%
Wireless Telecommunications	2.1%
Health Care Facilities	2.1%
Wireline Telecommunications	2.1%
Multi Asset Class Owners & Developers	2.0%
Gas Utilities	1.9%
Containers & Packaging	1.8%
Medical Devices	1.7%
Exploration & Production	1.7%
Internet Media & Services	1.4%
Logistics Services	1.4%
Agricultural Producers	1.3%
Retail REITs	1.3%
Environmental & Facilities Services	1.3%
Alcoholic Beverages	1.2%
Money Market Funds	1.2%
Building Construction	1.1%
Integrated Electric Utilities	0.9%
Food & Drug Stores	0.9%
P&C Insurance	0.8%
Health Care Supply Chain	0.7%
100.0%

AFRICA FUND
Country or Security Type	Percentage of Total Investments
South Africa	87.0%
Money Market Funds	4.0%
United Kingdom	3.2%
Egypt	3.2%
Exchange Traded Funds - Nigeria	2.2%
Germany	0.4%
100.0%

COMMONWEALTH JAPAN FUND
Industry or Security Type	Percentage of Total Investments
Medical Devices	12.5%
Transit Services	6.8%
Electronics Components	5.9%
Life Insurance	5.6%
Health Care Supplies	5.5%
Specialty Chemicals	5.0%
Commercial Finance	4.8%
Personal Care Products	4.6%
Multi Asset Class Owners & Developers	4.2%
Money Market Funds	3.6%
IT Services	3.4%
Commercial & Residential Building Equipment & Systems	3.4%
Logistics Services	3.0%
Food & Drug Stores	2.8%
Courier Services	2.7%
Electrical Power Equipment	2.5%
Building Construction	2.5%
Diversified Industrials	2.2%
Specialty Apparel Stores	2.1%
Food & Beverage Wholesalers	2.1%
Alcoholic Beverages	1.9%
Other Machinery & Equipment	1.9%
Factory Automation Equipment	1.8%
Auto Parts	1.4%
Automotive Wholesalers	1.3%
Consumer Electronics	1.3%
Advertising & Marketing	1.3%
Mass Merchants	1.2%
Home Products Stores	1.1%
Building Maintenance Services	1.1%
Infrastructure Construction	0.5%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2021

Portfolio Composition – October 31, 2021* (Unaudited)

COMMONWEALTH GLOBAL FUND
Country or Security Type	Percentage of Total Investments
United States	50.4%
United Kingdom	10.5%
Japan	6.5%
Switzerland	6.1%
Israel	4.3%
Germany	4.2%
India	2.9%
France	2.9%
Norway	2.6%
Denmark	1.8%
South Africa	1.5%
Chile	1.2%
Taiwan Province of China	1.2%
Panama	1.1%
Mexico	0.9%
Call Options Purchased	0.8%
Brazil	0.7%
Austria	0.3%
Money Market Funds	0.1%
100.0%

COMMONWEALTH REAL ESTATE SECURITIES FUND
Industry or Security Type	Percentage of Total Investments
Infrastructure REITs	11.8%
Building Materials	11.6%
Industrial REITs	8.4%
Data Center REITs	7.5%
Homebuilding	7.3%
Specialized REITs	6.5%
Self-Storage REITs	4.6%
Retail REITs	4.2%
Home Products Stores	4.1%
Office REITs	3.6%
Banks	3.5%
Commercial & Residential Building Equipment & Systems	3.4%
Multi Asset Class REITs	3.3%
Cement & Aggregates	2.9%
Hotels Resorts & Cruise Lines	2.9%
Mortgage Finance	2.1%
Industrial Machinery	2.1%
Transport Operations & Services	1.8%
Hotel REITs	1.7%
Health Care REITs	1.5%
Building Construction	1.4%
Money Market Funds	1.1%
Mortgage REITs	1.0%
Residential Owners & Developers	0.8%
Agricultural Producers	0.6%
Retail Owners & Developers	0.3%
100.0%

*	Portfolio composition is subject to change.

ANNUAL REPORT 2021

Schedule of Investments – October 31, 2021
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (93.98%)
Australia (29.48%)
Biotech (2.83%)
CSL Ltd.	2,500	$568,827
Building Construction (1.07%)
Lendlease Group	27,267	216,006
Containers & Packaging (1.67%)
Brambles Ltd.	44,265	335,811
Environmental & Facilities Services (1.24%)
Cleanaway Waste Management Ltd.	122,255	248,627
Exploration & Production (1.66%)
Senex Energy Ltd.	100,000	334,114
Food & Drug Stores (2.46%)
Coles Group Ltd.	38,170	494,624
Gas Utilities (1.85%)
APA Group	60,000	372,264
Health Care Facilities (1.99%)
Ramsay Health Care Ltd.	7,500	400,829
Health Care Services (4.27%)
Sonic Healthcare Ltd.	28,382	861,202
Integrated Electric Utilities (0.85%)
Origin Energy Ltd.	44,398	170,036
Internet Media & Services (1.36%)
Webjet Ltd.(a)	57,000	272,767
Logistics Services (1.36%)
Qube Holdings Ltd.	113,645	274,451
Medical Devices (1.66%)
Cochlear Ltd.	2,000	334,510
Retail REITs (1.25%)
Scentre Group Ltd.	110,000	250,887
Transport Operations & Services (1.95%)
Sydney Airport Ltd.(a)	62,990	390,613
Wireless Telecommunications (2.01%)
Telstra Corp. Ltd.	140,000	404,651
Total Australia		5,930,219

New Zealand (64.50%)
Agricultural Producers (1.25%)
New Zealand King Salmon Investments Ltd.(a)	245,000	251,118
COMMON STOCKS (93.98%) – Continued
New Zealand (64.50%) – Continued
Alcoholic Beverages (1.12%)
Delegat Group Ltd.	21,456	$224,535
Courier Services (4.78%)
Freightways Ltd.	103,540	961,007
Flow Control Equipment (3.33%)
Skellerup Holdings Ltd.	150,000	669,475
Food & Drug Stores (0.84%)
Green Cross Health Ltd.(a)	181,796	169,260
Health Care Facilities (3.10%)
Ryman Healthcare Ltd.	40,000	413,815
Summerset Group Holdings Ltd.	20,244	210,532
		624,347
Health Care Supply Chain (0.67%)
AFT Pharmaceuticals Ltd.(a)	46,000	135,009
Home Products Stores (4.52%)
Briscoe Group Ltd.	183,520	910,128
Life Science & Diagnostics (4.19%)
Pacific Edge Ltd.(a)	800,000	842,838
Lodging (2.49%)
Millennium & Copthorne Hotels New Zealand Ltd.(a)	300,000	499,924
Logistics Services (6.40%)
Mainfreight Ltd.	20,000	1,288,331
Measurement Instruments (3.04%)
ikeGPS Group Ltd.(a)	831,366	610,899
Multi Asset Class Owners & Developers (1.89%)
Marsden Maritime Holdings Ltd.	81,425	379,673
P&C Insurance (0.78%)
Turners Automotive Group Ltd.	50,000	156,115
Power Generation (6.10%)
Infratil Ltd.	207,000	1,227,772
Real Estate Services (2.13%)
Arvida Group Ltd.	300,000	428,855
Transport Operations & Services (15.92%)
Port of Tauranga Ltd.	55,000	271,997
South Port New Zealand Ltd.	458,986	2,931,174
		3,203,171

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Commonwealth Australia/New Zealand Fund

	Shares	Fair Value
COMMON STOCKS (93.98%) – Continued
New Zealand (64.50%) – Continued
Wireline Telecommunications (1.95%)
Spark New Zealand Ltd.	120,000	$392,694
Total New Zealand		12,975,151
Total Common Stocks (Cost $8,761,200)		18,905,370

MONEY MARKET FUNDS (1.10%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.03%(b)	222,109	222,109
Total Money Market Funds (Cost $222,109)		222,109
Total Investments — 95.08% (Cost $8,983,309)		19,127,479
Other Assets in Excess of Liabilities (4.92%)		990,169
NET ASSETS — 100.00%		$20,117,648

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Africa Fund

	Shares	Fair Value
COMMON STOCKS (93.32%)
Egypt (3.17%)
Banks (1.71%)
Commercial International Bank Egypt SAE(a)	16,333	$50,632
Other Commercial Support Services (1.46%)
Integrated Diagnostics Holdings PLC	34,800	43,065
Total Egypt		93,697
Germany (0.43%)
Advertising & Marketing (0.43%)
Jumia Technologies AG - ADR(a)	730	12,753
South Africa (86.52%)
Agricultural Producers (3.50%)
Astral Foods Ltd.	4,000	46,363
Crookes Brothers Ltd.	10,000	27,432
Oceana Group Ltd.	7,362	29,534
		103,329
Airlines (0.00%)
Comair Ltd.(a)(b)	227,570	—
Automotive Retailers (4.80%)
Barloworld Ltd.	4,300	36,125
Bidvest Group Ltd.	4,167	52,226
Motus Holdings Ltd.	8,000	53,399
		141,750
Banks (17.80%)
Capitec Bank Holdings Ltd.	3,000	335,305
FirstRand Ltd.	14,300	54,323
Nedbank Group Ltd.	4,000	45,554
Standard Bank Group Ltd. - ADR	10,200	90,933
		526,115
Basic & Diversified Chemicals (1.82%)
Sasol Ltd. - ADR(a)	3,200	53,632
Building Construction (0.95%)
Wilson Bayly Holmes-Ovcon Ltd.	4,000	27,994
Cable & Satellite (1.21%)
MultiChoice Group Ltd.	4,500	35,795
Coal Mining (1.11%)
Exxaro Resources Ltd.	3,000	32,857
Food & Beverage Wholesalers (2.30%)
Bid Corp. Ltd.	3,167	67,991
Food & Drug Stores (3.65%)
Shoprite Holdings Ltd. - ADR	9,000	107,820

	Shares	Fair Value
COMMON STOCKS (93.32%) – Continued
South Africa (86.52%) – Continued
Home & Office Product Wholesalers (1.68%)
Alviva Holdings Ltd.	50,700	$49,569
Infrastructure Construction (1.39%)
Murray & Roberts Holdings Ltd.(a)	45,000	41,108
Institutional Brokerage (1.63%)
Coronation Fund Managers Ltd.	14,500	48,056
Internet Media & Services (4.02%)
Naspers Ltd., N Shares(a)	700	118,731
Investment Companies (1.77%)
PSG Group Ltd.	10,400	52,087
Life & Health Insurance (1.53%)
Momentum Metropolitan Holdings	35,000	45,060
Life Insurance (4.74%)
Clientele Ltd.	90,000	57,581
Discovery Ltd.(a)	9,000	82,470
		140,051
Marine Shipping (1.59%)
Grindrod Ltd.(a)	140,000	47,031
Packaged Food (0.85%)
Tiger Brands Ltd.	2,000	25,234
Paper & Pulp Mills (1.65%)
Sappi Ltd.(a)	16,000	48,857
Precious Metals (15.17%)
Anglo American Platinum Ltd.	1,000	101,070
AngloGold Ashanti Ltd. - ADR	3,000	55,440
Gold Fields Ltd. - ADR	8,700	80,736
Impala Platinum Holdings Ltd.	12,500	162,067
Sibanye Stillwater Ltd.	14,000	48,902
		448,215
Renewable Energy Project Developers (1.72%)
Renergen Ltd.(a)	25,000	50,833
Self-Storage Owners & Developers (1.86%)
Stor-Age Property REIT Ltd.	60,000	54,890
Specialty & Generic Pharmaceuticals (1.62%)
Aspen Pharmacare Holdings Ltd.	3,000	47,788
Specialty Apparel Stores (1.33%)
Mr. Price Group Ltd.	3,000	39,283
Wealth Management (1.26%)
Alexander Forbes Group Holdings Ltd.	130,000	37,372

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Africa Fund

	Shares	Fair Value
COMMON STOCKS (93.32%) – Continued
South Africa (86.52%) – Continued
Wireless Telecommunications (5.57%)
MTN Group Ltd. - ADR(a)	12,500	$111,375
Vodacom Group Ltd.	6,000	53,271
		164,646
Total South Africa		2,556,094
United Kingdom (3.20%)
Health Care Facilities (1.48%)
Mediclinic International Ltd.(a)	9,562	43,706
Precious Metals (1.72%)
Endeavour Mining PLC	2,000	50,960
Total United Kingdom		94,666
Total Common Stocks (Cost $2,641,347)		2,757,210

EXCHANGE-TRADED FUNDS (2.15%)
Global X MSCI Nigeria ETF	5,550	63,381
Total Exchange-Traded Funds (Cost $112,880)		63,381

	Shares	Fair Value
MONEY MARKET FUNDS (3.95%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.03%(c)	116,596	$116,596
Total Money Market Funds (Cost $116,596)		116,596
Total Investments — 99.42%
(Cost $2,870,823)		2,937,187
Other Assets in Excess of Liabilities (0.58%)		17,227
NET ASSETS — 100.00%		$2,954,414

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0.00% of the Fund’s net assets.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR	— American Depositary Receipt

ETF	— Exchange-Traded Fund

REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (92.10%)
Japan (92.10%)
Advertising & Marketing (1.20%)
Direct Marketing MiX, Inc.	2,100	$80,548
Alcoholic Beverages (1.81%)
Kirin Holdings Co. Ltd.	7,000	121,840
Auto Parts (1.29%)
DENSO Corp.	1,200	86,993
Automotive Wholesalers (1.29%)
Toyota Tsusho Corp.	2,000	86,752
Building Construction (2.35%)
Kajima Corp.	12,850	158,217
Building Maintenance Services (1.05%)
Taihei Dengyo Kaisha Ltd.	3,000	70,864
Commercial & Residential Building Equipment & Systems (3.25%)
Daikin Industries Ltd.	1,000	219,013
Commercial Finance (4.57%)
Kyushu Leasing Service Co. Ltd.	13,000	69,061
ORIX Corp.	12,000	238,513
		307,574
Consumer Electronics (1.21%)
Sony Group Corp. - ADR	700	81,053
Courier Services (2.56%)
Yamato Holdings Co. Ltd.	7,000	172,080
Diversified Industrials (2.14%)
Hitachi Ltd.	2,500	144,060
Electrical Power Equipment (2.38%)
Meidensha Corp.	7,600	159,973
Electronics Components (5.66%)
Murata Manufacturing Co. Ltd.	1,000	74,178
Nidec Corp.	1,400	155,060
Taiyo Yuden Co. Ltd.	3,000	152,058
		381,296
Factory Automation Equipment (1.76%)
FANUC Corp.	600	118,572
Food & Beverage Wholesalers (1.96%)
ITOCHU Corp. - ADR	1,400	79,730
Yamae Group Holdings Co. Ltd.	5,200	52,189
		131,919
Food & Drug Stores (2.66%)
Sugi Holdings Company Ltd.	2,500	179,002

	Shares	Fair Value
COMMON STOCKS (92.10%) – Continued
Japan (92.10%) – Continued
Health Care Supplies (5.25%)
Hoya Corp.	2,400	$353,297
Home Products Stores (1.09%)
Nitori Holdings Co. Ltd.	400	73,484
Infrastructure Construction (0.51%)
Takada Corp.	6,000	34,274
IT Services (3.28%)
INES Corp.	5,000	73,066
Otsuka Corp.	3,000	147,769
		220,835
Life Insurance (5.34%)
Dai-ichi Life Insurance Co. Ltd.	11,000	231,423
T&D Holdings, Inc.	10,000	128,255
		359,678
Logistics Services (2.82%)
Kintetsu World Express, Inc.	4,000	96,066
Nippon Express Co. Ltd.	1,500	93,891
		189,957
Mass Merchants (1.18%)
Aeon Kyushu Co. Ltd.	4,500	79,523
Medical Devices (11.97%)
Asahi Intecc Co. Ltd.	18,000	474,463
Terumo Corp.	7,500	330,866
		805,329
Multi Asset Class Owners & Developers (4.03%)
Mitsui Fudosan Company Ltd.	3,000	68,591
Sumitomo Realty & Development Co. Ltd.	4,000	144,558
Tokyu Fudosan Holdings Corp.	10,000	57,944
		271,093
Other Machinery & Equipment (1.79%)
Makita Corp.	2,600	120,670
Personal Care Products (4.44%)
Kao Corp.	1,000	56,568
Unicharm Corp.	6,000	242,654
		299,222
Specialty Apparel Stores (1.97%)
Fast Retailing Co. Ltd.	200	132,762

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Commonwealth Japan Fund

	Shares	Fair Value
COMMON STOCKS (92.10%) – Continued
Japan (92.10%) – Continued
Specialty Chemicals (4.79%)
JSR Corp.	3,000	$108,808
Shin-Etsu Chemical Co. Ltd.	1,200	213,998
		322,806
Transit Services (6.50%)
Daiichi Koutsu Sangyo Co. Ltd.	7,200	44,322
East Japan Railway Co.	1,500	93,429
Hankyu Hanshin Holdings, Inc.	4,400	136,423
Keikyu Corp.	6,500	73,361
Tobu Railway Co. Ltd.	3,600	89,631
		437,166
Total Japan		6,199,852
Total Common Stocks (Cost $3,470,552)		6,199,852

	Shares	Fair Value
MONEY MARKET FUNDS (3.39%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.03%(a)	228,361	$228,361
Total Money Market Funds (Cost $228,361)		228,361
Total Investments — 95.49% (Cost $3,698,913)		6,428,213
Other Assets in Excess of Liabilities (4.51%)		303,955
NET ASSETS — 100.00%		$6,732,168

(a)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR	— American Depositary Receipt

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (99.26%)
Austria (0.31%)
Integrated Oils (0.31%)
OMV AG - ADR	1,000	$61,350
Brazil (0.74%)
Data & Transaction Processors (0.74%)
Pagseguro Digital Ltd., Class A(a)	4,000	144,800
Chile (1.24%)
Alcoholic Beverages (1.24%)
Cia Cervecerias Unidas SA - ADR	14,401	243,521
Denmark (1.77%)
Banks (0.65%)
Danske Bank A/S - ADR	15,000	127,350
Large Pharmaceuticals (1.12%)
Novo Nordisk A/S - ADR	2,000	220,260
Total Denmark		347,610
France (2.91%)
Basic & Diversified Chemicals (2.91%)
Arkema SA - ADR	4,130	571,468
Germany (4.23%)
Automobiles (1.32%)
Porsche Automobil Holding SE - ADR	25,000	259,500
Diversified Industrials (2.91%)
Siemens AG - ADR	7,000	571,830
Total Germany		831,330
India (2.93%)
Banks (2.93%)
HDFC Bank Ltd. - ADR	8,000	575,280
Israel (4.32%)
Application Software (4.32%)
NICE-Systems Ltd. - ADR(a)	3,000	849,060
Japan (6.49%)
Consumer Electronics (2.95%)
Sony Group Corp. - ADR	5,000	578,950
Electronics Components (2.96%)
Nidec Corp. - ADR	21,000	581,910
Food & Beverage Wholesalers (0.58%)
ITOCHU Corp. - ADR	2,000	113,900
Total Japan		1,274,760
Mexico (0.91%)
Wireless Telecommunications (0.91%)
Américan Móvil S.A.B. de C.V., Class L - ADR	10,000	177,800

	Shares	Fair Value
COMMON STOCKS (99.26%) – Continued
Norway (2.55%)
P&C Insurance (2.55%)
Gjensidige Forsikring ASA - ADR	20,000	$501,100

Panama (1.13%)
Airlines (1.13%)
Copa Holdings, SA, Class A(a)	3,000	221,880
South Africa (1.46%)
Food & Drug Stores (1.46%)
Shoprite Holdings Ltd. - ADR	24,000	287,520
Switzerland (6.14%)
Large Pharmaceuticals (2.95%)
Roche Holding AG - ADR	12,000	579,960
Packaged Food (3.19%)
Nestlé SA - ADR	4,750	626,145
Total Switzerland		1,206,105
Taiwan Province of China (1.15%)
Semiconductor Manufacturing (1.15%)
United Microelectronics Corp. - ADR	22,000	225,940
United Kingdom (10.52%)
Alcoholic Beverages (2.86%)
Diageo PLC - ADR	2,800	559,076
Large Pharmaceuticals (4.37%)
AstraZeneca PLC - ADR	8,000	499,040
GlaxoSmithKline PLC - ADR	8,500	359,805
		858,845
Personal Care Products (2.45%)
Unilever PLC - ADR	9,000	482,220
Publishing (0.84%)
Pearson PLC - ADR	20,000	165,600
Total United Kingdom		2,065,741
United States (50.46%)
Auto Parts (3.31%)
Miller Industries, Inc.	18,000	650,520
Automotive Retailers (3.66%)
Group 1 Automotive, Inc.	4,000	719,200
Communications Equipment (5.18%)
Apple, Inc.	6,800	1,018,640
Computer Hardware & Storage (4.09%)
NetApp, Inc.	9,000	803,700

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Commonwealth Global Fund

	Shares	Fair Value
COMMON STOCKS (99.26%) – Continued
United States (50.46%) – Continued
Containers & Packaging (1.60%)
Amcor PLC	26,000	$313,820
Courier Services (1.80%)
FedEx Corp.	1,500	353,295
Diversified Banks (1.82%)
JPMorgan Chase & Co.	2,100	356,769
Film & TV (2.58%)
Walt Disney Co. (The)(a)	3,000	507,210
Infrastructure Software (2.53%)
Microsoft Corp.	1,500	497,430
Integrated Oils (2.04%)
Chevron Corp.	3,500	400,715
Life Science & Diagnostics (5.48%)
Thermo Fisher Scientific, Inc.	1,700	1,076,219
Medical Equipment (1.46%)
Dentsply Sirona, Inc.	5,000	286,050
Personal Care Products (2.55%)
Procter & Gamble Co. (The)	3,500	500,465
Rail Freight (4.18%)
Norfolk Southern Corp.	2,800	820,540

	Shares	Fair Value
COMMON STOCKS (99.26%) – Continued
United States (50.46%) – Continued
Semiconductor Devices (4.28%)
Intel Corp.	3,500	$171,500
Skyworks Solutions, Inc.	4,000	668,520
		840,020
Video Games (1.43%)
Electronic Arts, Inc.	2,000	280,500
Wireless Telecommunications (2.47%)
AT&T, Inc.	7,000	176,820
KVH Industries, Inc.(a)	30,000	307,800
		484,620
Total United States		9,909,713
Total Common Stocks (Cost $9,186,602)		19,494,978
MONEY MARKET FUNDS (0.13%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.03%(b)	26,085	26,085
Total Money Market Funds (Cost $26,085)		26,085

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
CALL OPTIONS PURCHASED (0.76%)
Caterpillar, Inc.	12	$244,812	$120.00	1/21/2022	$99,720
Synchrony Financial	20	92,900	20.00	1/21/2022	50,400
Total Call Options Purchased (Cost $38,661)					150,120
Total Investments — 100.15%
(Cost $9,251,348)					19,671,183
Liabilities in Excess of Other Assets (-0.15%)					(28,778)
NET ASSETS — 100.00%					$19,642,405

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR	— American Depositary Receipt

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (98.05%)
Agricultural Producers (0.57%)
BrasilAgro - Company Brasileira de Propriedades Agricolas - ADR	17,432	$85,591
Banks (3.42%)
FS Bancorp, Inc.	8,632	297,458
Harleysville Financial Corp.	8,675	217,309
		514,767
Building Construction (1.44%)
Kajima Corp. - ADR	10,000	122,300
Lendlease Group - ADR	11,900	93,951
		216,251
Building Materials (11.45%)
James Hardie Industries PLC - ADR	25,000	983,249
Tecnoglass, Inc.	25,634	740,310
		1,723,559
Cement & Aggregates (2.87%)
Cemex S.A.B. de C.V. - ADR(a)	20,000	128,600
Summit Materials, Inc., Class A(a)	8,535	304,273
		432,873
Commercial & Residential Building Equipment & Systems (3.38%)
Lennox International, Inc.	1,700	508,776
Data Center REITs (7.47%)
CyrusOne, Inc.	5,200	426,504
Digital Realty Trust, Inc.	3,368	531,504
Equinix, Inc.	200	167,414
		1,125,422
Health Care REITs (1.51%)
Ventas, Inc.	2,750	146,768
Welltower, Inc.	1,000	80,400
		227,168
Home Products Stores (4.04%)
Lowe’s Cos., Inc.	2,600	607,932

Homebuilding (7.25%)
D.R. Horton, Inc.	5,000	446,350
Lennar Corp., Class A	4,000	399,720
NVR, Inc.(a)	50	244,740
		1,090,810
Hotel REITs (1.72%)
Ryman Hospitality Properties, Inc.(a)	3,024	258,673

	Shares	Fair Value
COMMON STOCKS (98.05%) – Continued
Hotels Resorts & Cruise Lines (2.87%)
InterContinental Hotels Group PLC - ADR(a)	6,103	$432,520
Industrial Machinery (2.05%)
Techtronic Industries Company Ltd. - ADR	3,000	308,280
Industrial REITs (8.30%)
EastGroup Properties, Inc.	1,200	237,336
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,600	459,040
Prologis, Inc.	2,000	289,920
STAG Industrial, Inc.	6,000	261,180
		1,247,476
Infrastructure REITs (11.66%)
American Tower Corp., Class A	2,500	704,924
Crown Castle International Corp.	2,000	360,600
SBA Communications Corp., Class A	2,000	690,660
		1,756,184
Mortgage Finance (2.12%)
Ladder Capital Corp.	9,402	112,824
Redwood Trust, Inc.	15,192	206,004
		318,828
Mortgage REITs (1.04%)
Ares Commercial Real Estate Corp.	10,000	156,200
Multi Asset Class REITs (3.30%)
Washington Real Estate Investment Trust	6,000	152,100
WP Carey, Inc.	4,470	344,682
		496,782
Office REITs (3.60%)
Alexandria Real Estate Equities, Inc.	1,850	377,659
Boston Properties, Inc.	1,450	164,778
		542,437
Residential Owners & Developers (0.77%)
Cyrela Brazil Realty SA - ADR	44,000	115,500
Retail Owners & Developers (0.25%)
IRSA Propiedades Comerciales SA - ADR	13,486	37,761
Retail REITs (4.15%)
Kite Realty Group Trust	9,000	182,700
National Retail Properties, Inc.	4,000	181,440
STORE Capital Corp.	7,600	260,908
		625,048

See accompanying notes to financial statements.

ANNUAL REPORT 2021

SCHEDULE OF INVESTMENTS – October 31, 2021
Commonwealth Real Estate Securities Fund

	Shares	Fair Value
COMMON STOCKS (98.05%) – Continued
Self-Storage REITs (4.60%)
Extra Space Storage, Inc.	2,500	$493,425
Global Self Storage, Inc.	39,000	198,510
		691,935
Specialized REITs (6.48%)
Charter Hall Education Trust	89,303	256,610
Gladstone Land Corp.	9,700	214,758
Global Net Lease, Inc.	11,000	176,220
Iron Mountain, Inc.	7,200	328,608
		976,196
Transport Operations & Services (1.74%)
Grupo Aeroportuario del Sureste S.A.B. de C.V. - ADR	1,300	262,145
Total Common Stocks (Cost $6,792,272)		14,759,114

	Shares	Fair Value
MONEY MARKET FUNDS (1.08%)
Federated Hermes Government Obligations Fund, Institutional Class, 0.03%(b)	162,501	$162,501
Total Money Market Funds (Cost $162,501)		162,501
Total Investments — 99.13% (Cost $6,954,773)		14,921,615
Other Assets in Excess of Liabilities (0.87%)		131,149
NET ASSETS — 100.00%		$15,052,764

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2021.

ADR	— American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

ANNUAL REPORT 2021

Statements of Assets and Liabilities – October 31, 2021

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
ASSETS
Investments in securities at fair value (cost $8,983,309, $2,870,823, $3,698,913, $9,251,348, and $6,954,773)	$19,127,479	$2,937,187	$6,428,213	$19,671,183	$14,921,615
Foreign currencies, at value (cost $962,984, $10,554, $279,728, $– and $–)	973,580	10,160	279,729	—	—
Receivable for fund shares sold	100	90	52	290	—
Receivable for investments sold	6,033	—	—	—	381,305
Receivable from Advisor	—	4,745	4,201	—	—
Dividends and interest receivable	66,461	562	32,315	17,992	10,692
Tax reclaims receivable	—	—	—	2,929	—
Prepaid expenses	13,760	16,970	13,396	15,131	11,047
Total Assets	20,187,413	2,969,714	6,757,906	19,707,525	15,324,659
LIABILITIES
Payable for fund shares redeemed	5,396	559	509	7,443	8,249
Payable for investments purchased	—	—	—	—	217,954
Payable to Advisor	12,604	—	—	12,316	9,315
Distribution (12b-1) fees accrued	5,775	973	2,552	2,502	3,889
Payable to Administrator	7,965	2,187	3,444	7,741	5,998
Payable to trustees	6,374	964	2,245	6,268	4,650
Other accrued expenses	31,651	10,617	16,988	28,850	21,840
Total Liabilities	69,765	15,300	25,738	65,120	271,895
NET ASSETS	$20,117,648	$2,954,414	$6,732,168	$19,642,405	$15,052,764
NET ASSETS CONSIST OF:
Paid-in capital	8,777,366	3,433,122	3,840,816	9,431,910	7,114,997
Accumulated earnings (deficit)	11,340,282	(478,708)	2,891,352	10,210,495	7,937,767
NET ASSETS	$20,117,648	$2,954,414	$6,732,168	$19,642,405	$15,052,764
Shares outstanding (unlimited number of shares authorized)	1,171,398	351,918	1,527,584	930,058	666,831
Net asset value, offering and redemption price per share(a)	$17.17	$8.40	$4.41	$21.12	$22.57

(a)

Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 14 calendar days of their purchase. See Note 3 in the Notes to Financial Statements. Par value $0.01, unlimited shares authorized.

See accompanying notes to financial statements.

ANNUAL REPORT 2021

Statements of Operations – For the year ended October 31, 2021

	Commonwealth Australia/New Zealand Fund	Africa Fund	Commonwealth Japan Fund	Commonwealth Global Fund	Commonwealth Real Estate Securities Fund
INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $59,007, $21,257, $16,577, $37,040 and $6,812)	$384,205	$93,731	$86,978	$336,287	$240,322
Interest income	—	331	—	—	—
Total investment income	384,205	94,062	86,978	336,287	240,322
EXPENSES
Investment Advisor	140,121	21,271	52,486	141,252	101,100
Administration	77,374	11,730	28,911	77,834	55,484
Distribution (12b-1)	46,707	7,091	17,495	47,084	33,700
Legal	29,332	4,455	11,271	29,957	21,197
Trustee	25,327	3,863	9,211	25,353	18,246
Audit and tax preparation	23,249	4,364	9,394	23,498	16,995
Registration	21,233	21,976	21,620	21,284	22,640
Insurance	15,463	2,148	6,504	16,297	11,210
Transfer agent	13,167	13,167	13,167	13,167	13,167
Chief Compliance Officer	11,689	1,774	4,331	11,818	8,482
Custodian	11,436	2,793	5,071	4,410	3,615
Pricing	7,395	6,944	8,696	926	1,083
Printing	6,667	2,028	3,205	5,856	4,289
Interest expense	55	—	20	—	—
Miscellaneous	20,726	19,082	19,445	19,596	18,679
Total expenses	449,941	122,686	210,827	438,332	329,887
Fees contractually waived and expenses reimbursed by Advisor	—	(72,998)	(88,264)	—	—
Net operating expenses	449,941	49,688	122,563	438,332	329,887
Net investment income (loss)	(65,736)	44,374	(35,585)	(102,045)	(89,565)
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment securities transactions	1,375,573	32,306	360,753	892,239	419,519
Foreign currency transactions	87,739	(2,768)	(4,047)	—	(125)
Purchased option contracts	—	—	—	(28,728)	(31,082)
Written option contracts	—	—	—	—	8,139
Total net realized gain	1,463,312	29,538	356,706	863,511	396,451
Net change in unrealized appreciation (depreciation) on:
Investment securities	3,623,453	788,933	268,491	3,814,984	4,159,305
Foreign currency translations	15,532	644	(883)	—	—
Purchased option contracts	—	—	—	110,258	—
Written option contracts	—	—	—	—	(4,539)
Total net change in unrealized appreciation	3,638,985	789,577	267,608	3,925,242	4,154,766
Net realized and change in unrealized gain on investments	5,102,297	819,115	624,314	4,788,753	4,551,217
Net increase in net assets resulting from operations	$5,036,561	$863,489	$588,729	$4,686,708	$4,461,652

See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT 2021

Statements of Changes in Net Assets

	Commonwealth Australia/New Zealand Fund		Africa Fund
	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$(65,736)	$4,500	$44,374	$15,189
Net realized gain (loss)	1,463,312	(197,442)	29,538	(189,194)
Net change in unrealized appreciation (depreciation)	3,638,985	543,140	789,577	(401,917)
Change in net assets resulting from operations	5,036,561	350,198	863,489	(575,922)
Distributions To Shareholders From:
Earnings	(19,585)	(1,008,985)	(62,447)	(74,157)
Capital Transactions:
Proceeds from shares sold	1,820,367	1,784,485	425,911	195,944
Reinvestment of distributions	19,347	1,000,292	62,323	74,011
Amount paid for shares redeemed	(1,951,539)	(3,179,251)	(362,430)	(224,824)
Redemption fees	14	—	11	236
Change in net assets resulting from capital transactions	(111,811)	(394,474)	125,815	45,367
Net Increase (Decrease) in Net Assets	4,905,165	(1,053,261)	926,857	(604,712)
Net Assets:
Beginning of year	15,212,483	16,265,744	2,027,557	2,632,269
End of year	$20,117,648	$15,212,483	$2,954,414	$2,027,557
Share Transactions:
Shares sold	117,541	151,852	52,896	31,229
Shares issued in reinvestment of distributions	1,281	76,184	8,233	9,026
Shares redeemed	(124,677)	(270,812)	(44,647)	(38,984)
Change in shares outstanding	(5,855)	(42,776)	16,482	1,271

See accompanying notes to financial statements.

ANNUAL REPORT 2021
STATEMENTS OF CHANGES IN NET ASSETS

Commonwealth Japan Fund		Commonwealth Global Fund		Commonwealth Real Estate Securities Fund
For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020

$(35,585)	$(20,461)	$(102,045)	$(74,050)	$(89,565)	$(24,871)
356,706	(149,227)	863,511	(696,296)	396,451	(293,156)
267,608	15	3,925,242	1,025,950	4,154,766	(1,157,188)
588,729	(169,673)	4,686,708	255,604	4,461,652	(1,475,215)

—	—	—	—	—	(108,233)

808,312	426,295	124,157	280,757	211,966	494,529
—	—	—	—	—	107,821
(997,817)	(415,854)	(765,546)	(932,779)	(411,255)	(742,500)
—	—	—	17	—	6
(189,505)	10,441	(641,389)	(652,005)	(199,289)	(140,144)
399,224	(159,232)	4,045,319	(396,401)	4,262,363	(1,723,592)

6,332,944	6,492,176	15,597,086	15,993,487	10,790,401	12,513,993
$6,732,168	$6,332,944	$19,642,405	$15,597,086	$15,052,764	$10,790,401

177,233	108,937	6,172	17,479	10,510	30,985
—	—	—	—	—	5,876
(221,155)	(112,185)	(38,887)	(64,446)	(20,318)	(49,142)
(43,922)	(3,248)	(32,715)	(46,967)	(9,808)	(12,281)

See accompanying notes to financial statements.

ANNUAL REPORT 2021

Financial Highlights
Commonwealth Australia/New Zealand Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020(a)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net asset value, beginning of year	$12.92	$13.33		$12.85	$13.13	$12.44
Change in net assets from operations:
Net investment income (loss)	(0.05)	0.01		0.10	0.12	0.13
Net realized and unrealized gain (loss) from investments	4.32	0.41		0.68	(0.32)	0.87
Total from investment activities	4.27	0.42		0.78	(0.20)	1.00
Distributions:
Net investment income	(0.02)	(0.07)		(0.08)	(0.08)	(0.31)
Net realized gains	—	(0.76)		(0.22)	—	—
Total distributions	(0.02)	(0.83)		(0.30)	(0.08)	(0.31)
Redemption fees	— (b)	—		—	— (b)	— (b)
Net asset value, end of year	$17.17	$12.92		$13.33	$12.85	$13.13
Total Return	33.04%	3.05%		6.45%	(1.55)%	8.25%
Net assets, at end of year (000 omitted)	$20,118	$15,212		$16,266	$18,167	$20,845
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.41%	2 .60	%(c)	2.69%	2.41%	2.59%
Ratio of gross expenses before waivers and/or reimbursements	2.41%	2.70%		2.69%	2.41%	2.59%
Ratio of net investment income (loss) to average net assets	(0.35)%	0.03%		0.75%	0.82%	0.95%
Portfolio turnover rate	20%	4%		6%	14%	31%

(a)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Rounds to less than $0.005 per share.

(c)

The ratio of net expenses include $13,438 in voluntary advisory waivers representing (0.10)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntary waiver is not subject to recoupment.

See accompanying notes to financial statements.

ANNUAL REPORT 2021

FINANCIAL HIGHLIGHTS
Africa Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net asset value, beginning of year	$6.04	$7.88	$7.95	$9.00	$8.25
Change in net assets from operations:
Net investment income	0.13	0.04	0.26	0.04	0.03
Net realized and unrealized gain (loss) from investments	2.41	(1.66)	(0.29)	(1.05)	0.77
Total from investment activities	2.54	(1.62)	(0.03)	(1.01)	0.80
Distributions:
Net investment income	(0.18)	(0.22)	(0.04)	(0.04)	(0.05)
Total distributions	(0.18)	(0.22)	(0.04)	(0.04)	(0.05)
Redemption fees	— (a)	— (a)	—	— (a)	— (a)
Net asset value, end of year	$8.40	$6.04	$7.88	$7.95	$9.00
Total Return	42.38%	(21.30)%	(0.36)%	(11.30)%	9.82%
Net assets, at end of year (000 omitted)	$2,954	$2,028	$2,632	$2,771	$2,766
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses before waivers and/or reimbursements	4.32%	5.04%	4.35%	2.99%	3.29%
Ratio of net investment income to average net assets	1.56%	0.69%	3.14%	0.47%	0.38%
Portfolio turnover rate	11%	9%	5%	4%	12%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2021

FINANCIAL HIGHLIGHTS
Commonwealth Japan Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net asset value, beginning of year	$4.03	$4.12	$3.66	$3.82	$3.38
Change in net assets from operations:
Net investment loss	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) from investments	0.40	(0.08)	0.47	(0.15)	0.46
Total from investment activities	0.38	(0.09)	0.46	(0.16)	0.44
Redemption fees	—	—	— (a)	— (a)	—
Net asset value, end of year	$4.41	$4.03	$4.12	$3.66	$3.82
Total Return	9.43%	(2.18)%	12.57%	(4.19)%	13.02%
Net assets, at end of year (000 omitted)	$6,732	$6,333	$6,492	$5,780	$5,376
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses before waivers and/or reimbursements	3.01%	3.29%	3.24%	2.66%	2.88%
Ratio of net investment loss to average net assets	(0.51)%	(0.34)%	(0.25)%	(0.40)%	(0.48)%
Portfolio turnover rate	15%	15%	10%	1%	14%

(a)	Rounds to less than $0.005 per share.

See accompanying notes to financial statements.

ANNUAL REPORT 2021

FINANCIAL HIGHLIGHTS
Commonwealth Global Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net asset value, beginning of year	$16.20	$15.84		$14.75	$15.33	$13.97
Change in net assets from operations:
Net investment loss	(0.11)	(0.08)		(0.02)	(0.07)	(0.08)
Net realized and unrealized gain (loss) from investments	5.03	0.44		1.13	(0.51)	2.04
Total from investment activities	4.92	0.36		1.11	(0.58)	1.96
Distributions:
Net realized gains	—	—		(0.02)	—	(0.60)
Total distributions	—	—		(0.02)	—	(0.60)
Redemption fees	—	—	(a)	—	—	—
Net asset value, end of year	$21.12	$16.20		$15.84	$14.75	$15.33
Total Return	30.37%	2.27%		7.57%	(3.78)%	14.60%
Net assets, at end of year (000 omitted)	$19,642	$15,597		$15,993	$15,160	$16,274
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.33%	2.47	%(b)	2.52%	2.39%	2.53%
Ratio of gross expenses before waivers and/or reimbursements	2.33%	2.56%		2.52%	2.39%	2.53%
Ratio of net investment loss to average net assets	(0.54)%	(0.49)%		(0.15)%	(0.45)%	(0.53)%
Portfolio turnover rate	6%	8%		8%	6%	11%

(a)	Rounds to less than $0.005 per share.

(b)

The ratio of net expenses include $14,458 in voluntary advisory waivers representing (0.09)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntarily waiver is not subject to recoupment.

See accompanying notes to financial statements.

ANNUAL REPORT 2021

FINANCIAL HIGHLIGHTS
Commonwealth Real Estate Securities Fund

Selected data for a share outstanding during each of the years indicated:

	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Net asset value, beginning of year	$15.95	$18.16		$15.35	$16.68	$14.41
Change in net assets from operations:
Net investment income (loss)	(0.14)	(0.04)		0.05	0.02	— (a)
Net realized and unrealized gain (loss) from investments	6.76	(2.01)		2.87	(1.29)	2.27
Total from investment activities	6.62	(2.05)		2.92	(1.27)	2.27
Distributions:
Net investment income	—	(0.07)		(0.04)	—	—
Net realized gains	—	(0.09)		(0.07)	(0.06)	—
Total distributions	—	(0.16)		(0.11)	(0.06)	—
Redemption fees	—	—	(a)	—	—	—
Net asset value, end of year	$22.57	$15.95		$18.16	$15.35	$16.68
Total Return	41.50%	(11.42)%		19.17%	(7.66)%	15.75%
Net assets, at end of year (000 omitted)	$15,053	$10,790		$12,514	$10,696	$11,163
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.44%	2.63	%(b)	2.61%	2.48%	2.61%
Ratio of gross expenses before waivers and/or reimbursements	2.44%	2.72%		2.61%	2.48%	2.61%
Ratio of net investment income (loss) to average net assets	(0.66)%	(0.22)%		0.28%	0.12%	—%
Portfolio turnover rate	9%	11%		11%	20%	13%

(a)	Rounds to less than $0.005 per share.

(b)

The ratio of net expenses include $10,164 in voluntary waivers representing (0.09)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntary waiver is not subject to recoupment.

See accompanying notes to financial statements.

ANNUAL REPORT 2021

Notes to Financial Statements – October 31, 2021

Note 1 – Organization

Commonwealth International Series Trust (the ‘‘Trust’’) was organized as a Massachusetts business trust on May 2, 1986, and is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company. The Trust currently consists of five diversified series: the Commonwealth Australia/New Zealand Fund (the ‘‘Australia/New Zealand Fund’’), the Africa Fund, the Commonwealth Japan Fund (the ‘‘Japan Fund’’), the Commonwealth Global Fund (the ‘‘Global Fund’’) and the Commonwealth Real Estate Securities Fund (the ‘‘Real Estate Securities Fund’’) (each a ‘‘Fund’’ and collectively the ‘‘Funds’’).

Note 2 – Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation and current income. Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country or asset class specified in its name (i.e., Australia/New Zealand, Africa, Japan or Real Estate).

Note 3 – Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A) Valuation of Securities – Each Fund’s assets and liabilities are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models. Short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost only if the Trust can reasonably conclude, at each time it makes a valuation determination, that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Investments in open-end investment companies are valued at net asset value. If Fund management determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in accordance with procedures established by the Board of Trustees (the “Board”). Fair value prices are generally provided by an independent fair value pricing service. The Funds have instituted a policy whereby the value of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when certain conditions are met (trigger). The Australia/New Zealand Fund, Africa Fund and Japan Fund have retained an independent fair value pricing service to assist in the fair valuing of these foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value. For the Australia/New Zealand Fund and Japan Fund, the trigger is based on a comparison between the S&P 500® Futures Index at

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

the time of Tokyo market close to the S&P 500® Futures Index at the time of the New York market close. For the Africa Fund, the trigger is based on a comparison between the S&P 500® Futures Index at the time of London market close to the S&P 500® Futures Index at the time of the New York market close.

B) Fair Value Measurements – The Funds’ investments have been categorized by tiers dependent upon the various ‘‘inputs’’ used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, preferred stocks and exchange-traded funds - Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Investments in other open-end registered investment companies, including money market funds, are valued at net asset value. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets, valued by reference to similar instruments or whose inputs are observable and timely would be categorized in Level 2 of the fair value hierarchy.

Corporate and Sovereign Bonds - The fair value of corporate bonds may be estimated using recently executed transactions, market price quotations (where observable), bond spreads, and/or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Domestically held corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they would be categorized in Level 3 of the fair value hierarchy.

Written/Purchased Options - Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are generally categorized in Level 1 of the fair value hierarchy. If there is no reported close price on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price. In this instance, the securities would generally be categorized as Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2021:

	Australia/New Zealand Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$—	$18,905,370	$—	$18,905,370
Money Market Funds	222,109	—	—	222,109
Total	$222,109	$18,905,370	$—	$19,127,479

	Africa Fund
	Level 1	Level 2	Level 3		Total
Security Type
Common Stocks(a)	$2,757,210	$—	$—	(b)	$2,757,210
Exchange-Traded Funds	63,381	—	—		63,381
Money Market Funds	116,596	—	—		116,596
Total	$2,937,187	$—	$—		$2,937,187

	Japan Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$160,783	$6,039,069	$—	$6,199,852
Money Market Funds	228,361	—	—	228,361
Total	$389,144	$6,039,069	$—	$6,428,213

	Global Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$18,993,878	$501,100	$—	$19,494,978
Money Market Funds	26,085	—	—	26,085
Call Options Purchased	—	150,120	—	150,120
Total	$19,019,963	$651,220	$—	$19,671,183

	Real Estate Securities Fund
	Level 1	Level 2	Level 3	Total
Security Type
Common Stocks(a)	$14,541,805	$217,309	$—	$14,759,114
Money Market Funds	162,501	—	—	162,501
Total	$14,704,306	$217,309	$—	$14,921,615

(a)	For a detailed breakout by industry or country, please refer to the Schedules of Investments.

(b)	Consists of the holding: Comair Ltd.

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

The fair valued security (Level 3) held in the Africa Fund consisted of Comair Ltd., an airline based in South Africa. A series of events occurred that resulted in the halting of the shares from trading on the Johannesburg exchange and a fair value determination of $0 as of October 31, 2021. The factors considered in determining the fair value included the nature of the cause for the halt in trading, financial statement analysis and other relevant matters affecting the value of the company.

The following are a summary of the Australia/New Zealand Fund and Africa Fund Level 3 reconciliations as of October 31, 2021:

Australia/New Zealand Fund
Balance as of October 31, 2020	$9,535
Realized gain/(loss)	(180,854)
Change in unrealized appreciation (depreciation)	192,533
Sales	(21,214)
Balance as October 31, 2021	$—

Africa Fund
Balance as of October 31, 2020	$524
Realized gain/(loss)	(24,539)
Change in unrealized appreciation (depreciation)	29,737
Sales	(5,722)
Balance as October 31, 2021	$—

C) Currency Translation – For purposes of determining each Fund’s net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate on each U.S. business day. The cost of securities is determined by using an exchange rate provided by an independent third party. Income is translated at approximate rates prevailing when accrued. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

D) Allocations of Expenses – Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund, or the Trust, are allocated among the respective Funds based upon relative net assets or some other reasonable method.

E) Accounting for Investments – Security transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date or as soon as known if after the ex-dividend date. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Discounts

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

and premiums on bonds purchased are amortized over the life of the bonds (which may include maturity or call date). Interest income and estimated expenses are accrued daily. Non-cash income, if any, is recorded at the fair market value of the securities received.

F) Federal Income Taxes – It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required.

Dividends or interest on foreign securities may be subject to the withholding of the country of domicile’s income tax by tax treaty provisions or otherwise. Generally, there are no foreign taxes applicable to the Funds’ capital gains realized on foreign securities in their country of domicile.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

G) Distributions to Shareholders – The Funds distribute net investment income, if any, and net realized gains (net of any capital loss carryforwards) annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions and deferrals of certain losses.

H) Redemption Fees – Redemption fees are applicable to certain redemptions of shares within fourteen calendar days of purchase. The redemption fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Funds’ portfolio management and can increase the Funds’ expenses. The redemption fees are intended to offset, at least partially, portfolio transaction and administrative costs associated with short-term trading. The shareholder will be charged a fee equal to 2.00% of the amount redeemed and will be charged when shares are sold, exchanged or involuntarily redeemed. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last. For the fiscal year ended October 31, 2021, the Australia/New Zealand Fund and the Africa Fund had contributions to capital due to redemption fees in the amount of $14 and $11, respectively.

I) Option Accounting Principles – A Fund may purchase or write put or call options on futures contracts, individual securities, currencies or stock indices to hedge against fluctuations in securities prices and currency exchange rates and to adjust its risk exposure relative to the benchmark. The Fund may use these derivatives for any purpose consistent with its investment objective, such as hedging, obtaining market exposure, and generating premium income.

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

When a Fund writes an option, the premium received is recorded as a liability. Each day the option contract liability is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is purchased (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the liability related to such option contract is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premiums originally received.

When a Fund purchases an option, the premium paid is recorded as an asset. Each day, the option contract is valued in accordance with the procedures for security valuation discussed previously. When an offsetting option is written (a closing transaction) or the option contract expires, the Fund realizes a gain or loss and the asset representing such option contract is eliminated. When a call option is exercised, the Fund purchases the underlying security and the cost basis of such purchase is increased by the premium originally paid.

J) Forward Currency Contracts – Forward currency transactions may be undertaken to hedge against possible variations in the foreign exchange rates between the U.S. dollar and foreign currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Other risks of forward currency transactions include failing to achieve expected benefit, markets moving in a direction that the Funds did not expect, a Fund’s ability to close out its position in the hedging instrument, and political and social unrest and the possibility of negative governmental actions. During and as of the fiscal year ended October 31, 2021, the Funds held no foreign currency contracts.

K) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and these differences could be material.

Note 4 – Related Party Transactions and Other Arrangements

A) Investment Advisor – The Trust, on behalf of each Fund, has retained FCA Corp as the Funds’ investment advisor (the “Advisor”). Under each Fund’s Investment Advisory Agreement, the Advisor is paid a fee (the “Management Fee”), calculated daily and payable monthly, equal to an annual rate of 0.75% of the average net assets of each Fund.

The Advisor entered into an expense limitation agreement through February 28, 2022, under which it has agreed to limit the total expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% and 1.50% of the average daily net assets of the Africa Fund and the Japan Fund, respectively. The Advisor may not terminate this arrangement prior to February 28, 2022, unless the investment advisory agreement is terminated. The Africa Fund and the Japan Fund each have agreed to repay the Advisor for amounts waived by the Advisor pursuant to the fee waiver agreement to the extent that such repayment occurs within three fiscal years of the date of any such

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

waiver and such repayment does not cause the Africa Fund or the Japan Fund to exceed the expense limitation in place at the time the fee was waived. As of October 31, 2021, the Advisor may seek repayment of investment advisory fee waivers and expense reimbursements in the amounts as follows:

Recoverable Through	Africa Fund	Japan Fund
October 31, 2022	$72,515	$87,704
October 31, 2023	72,334	94,164
October 31, 2024	72,998	88,264

Certain officers of the Trust are also officers of the Advisor.

B) Administration, Fund Accounting and Transfer Agent – Ultimus Fund Solutions, LLC (the “Administrator”) serves as the administrator, transfer agent and fund accountant to the Funds. For these services, the Administrator receives fees computed at an annual rate of the daily net assets of the Funds, subject to a minimum annual contractual fee. Certain officers of the Trust are also employees of the Administrator, but are paid no fees directly by the Funds for serving as an officer of the Trust.

C) Distribution – Ultimus Fund Distributors, LLC (the “Distributor”), an affiliate of the Administrator, serves as the principal underwriter for the shares of each Fund of the Trust and receives an annual contractual fee.

Each Fund has adopted a Service and Distribution Plan (each a “Plan”) pursuant to Rule 12b-1 under the Act, whereby up to 0.35% of the Funds’ assets may be used to reimburse the Distributor for costs and expenses incurred in connection with the distribution and marketing of shares of the Funds and the servicing of the Funds’ shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, marketing literature, and costs of personnel involved with the promotion and distribution of the Funds’ shares. These amounts are disclosed on the Statements of Operations under Distribution (12b-1) fees. While the plans permit each Fund to pay up to 0.35% of its average daily net assets to reimburse for certain expenses in connection with the distribution of its shares, the Board has currently authorized each Fund to pay out only 0.25% under its Plan. If the Board’s intention changes on this matter, the Funds will amend or supplement their prospectus. Out of the foregoing amount, each Fund is permitted to pay up to an aggregate of 0.25% of its average daily net assets to reimburse for certain shareholder services.

D) Legal Counsel – Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no special compensation from the Trust or the Funds for serving as an officer of the Trust.

Note 5 – Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) by the Funds for the fiscal year ended October 31, 2021, were as follows:

	Purchases	Sales
Australia/New Zealand Fund	$3,464,836	$3,983,777
Africa Fund	315,018	298,763
Japan Fund	989,573	1,600,617
Global Fund	1,053,375	1,600,128
Real Estate Securities Fund	1,186,811	1,487,882

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2021.

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

Note 6 – Financial Instruments with Off-Balance Sheet Risk

In the ordinary course of trading activities, certain of the Funds may trade and hold certain derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value of securities underlying the financial instruments may be in excess of the amounts recognized in the Statements of Assets and Liabilities. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. A call option gives the holder the right to buy the underlying stock from the writer at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian. In the ordinary course of trading activities, certain of the Funds trade and hold certain fair-valued derivative contracts. Such contracts include forward currency contracts, where the Funds would be obligated to buy currency at specified prices, and written put and call options, where the Funds would be obligated to purchase or sell securities at specified prices (i.e., the options are exercised by the counterparties). The maximum payout for the put option contracts is limited to the number of contracts written and the related strike prices, respectively. The maximum payout for uncovered written call option contracts is limited only by how high the underlying security price rises above the strike price. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

Note 7 – Derivatives

The Funds’ use of derivatives for the fiscal year ended October 31, 2021, was limited to purchased and written options. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Global Fund
Equity Contracts	Investments in securities at value (purchased options)	$150,120	Net realized loss from purchased option contracts	$(28,728)

			Net change in unrealized appreciation (depreciation) on purchased option contracts		$110,258

Real Estate Securities Fund
Equity Contracts	Investments in securities at value (purchased options)	—	Net realized loss from purchased option contracts	(31,082)

Equity Contracts	Investments in securities at value (written options)	—	Net realized gain from written option contracts	8,139

			Net change in unrealized appreciation (depreciation) on written option contracts		(4,539)

Balance Sheet Offsetting Information – During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2021, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

The following summarizes the average ending monthly market value of derivatives outstanding during the fiscal year ended October 31, 2021:

Fund	Derivative	Average Market Value
Global Fund	Purchased options	$158,721
	Written options	—
Real Estate Securities Fund	Purchased options	9,425
	Written options	(358)

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

Note 8 – Tax Matters

At October 31, 2021, the gross unrealized appreciation (depreciation) on investments, foreign currency translations, options written and cost of securities on a tax basis for federal income tax purposes were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Gross unrealized appreciation	$10,452,326	$578,608	$2,672,695	$10,555,367	$8,050,430
Gross unrealized depreciation	(308,156)	(576,412)	(55,520)	(135,532)	(145,614)
Net unrealized appreciation (depreciation) on investments	$10,144,170	$2,196	$2,617,175	$10,419,835	$7,904,816
Tax cost of investments	$8,983,309	$2,934,991	$3,811,038	$9,251,348	$7,016,799

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals, foreign currency translations and passive foreign investment companies (‘‘PFICs’’).

As of October 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Undistributed ordinary income	$22,002	$56,339	$66,204	$—	$—
Undistributed long-term capital gains	1,163,046	—	208,564	—	107,683
Tax accumulated earnings	1,185,048	56,339	274,768	—	107,683
Accumulated capital and other losses	—	(536,848)	—	(209,340)	(74,732)
Unrealized appreciation (depreciation) on investments	10,144,170	2,196	2,617,175	10,419,835	7,904,816
Unrealized appreciation (depreciation) on foreign currency translations	11,064	(395)	(591)	—	—
Total accumulated earnings (deficit)	$11,340,282	$(478,708)	$2,891,352	$10,210,495	$7,937,767

The tax character of distributions paid during the tax years ended October 31, 2021 and 2020 were as follows:

	Australia/New Zealand Fund		Africa Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income	$19,585	$82,589	$62,447	$74,157
Net long-term capital gains	—	926,396	—	—
Total distributions paid	$19,585	$1,008,985	$62,447	$74,157

	Japan Fund		Global Fund		Real Estate Fund
	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income	$—	$—	$—	$—	$—	$56,534
Net long-term capital gains	—	—	—	—	—	51,699
Total distributions paid	$—	$—	$—	$—	$—	$108,233

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

As of October 31, 2021, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Australia/New Zealand Fund		Africa Fund
	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
Non-Expiring	$—	$—	$10,977	$525,871

	Japan Fund		Global Fund		Real Estate Fund
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
For losses expiring October 31,
Non-Expiring	$—	$—	$92,185	$—	$—	$—

Capital loss carryforwards are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of October 31, 2021, the Global Fund and Real Estate Fund had $106,650 and $74,732, respectively, of qualified late-year ordinary losses, which were deferred until fiscal year 2021 for tax purposes. Net late-year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Funds’ next taxable year.

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder. As of October 31, 2021, the Funds recorded the following reclassifications to increase (decrease) the capital accounts listed below:

	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund
Paid-in capital	$—	$—	$—	$(47,047)	$—
Accumulated earnings (deficit)	—	—	—	47,047	—

Note 9 – Revolving Credit Agreement

The Trust has in place an Amended and Restated Revolving Credit Agreement (the “Agreement”) with its custodian, Fifth Third Bank N.A. (the “Bank”). Pursuant to the terms of the Agreement, the Bank makes available to the Trust, a line of credit facility under which the Bank may make loans to the Trust, on behalf of the Funds, from time to time. The Agreement provides a line of credit in an amount of up to $2,000,000 (the “Committed Amount”) for the Trust with respect to all of the Funds. The Agreement further limits the amount that any Fund may borrow subject to the requirements specified by the 1940 Act, which generally permits a fund to borrow and pledge its shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by a fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of a fund, the fund will reduce its borrowings within three days to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits a fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. The terms of the

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

agreement include a non-refundable commitment fee annually in an amount equal to $2,000. Any principal balance outstanding bears interest at the prime rate in effect at the time plus 0% and any amounts not drawn will be assessed unused fees at the rate of 0.275%.

The average amount of borrowings for the days which the Funds borrowed and the average interest rate on those borrowings by the Funds during the fiscal year ended October 31, 2021, were as follows:

	Average Principal	Average Interest Rate
Australia/New Zealand Fund	$100,912	3.25%
Japan Fund	226,411	3.25%

During the fiscal year ended October 31, 2021, the Australia/New Zealand Fund and Japan Fund paid $55 and $20, respectively, in interest on borrowings and overdrafts. There were no borrowings outstanding under the Agreement as of October 31, 2021. The Funds only utilize the line of credit for draws greater than $50,000.

Note 10 – Contractual Obligations

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain various representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims against the Funds and is presently unknown. Currently however, the Funds expect the risk of loss to be remote.

Note 11 – Concentration of Market Risk

The Australia/New Zealand Fund has a majority of its investments in securities issued by Australian and New Zealand issuers, the Africa Fund invests primarily in securities issued by African issuers and the Japan Fund invests primarily in securities of Japanese issuers. Investing in companies from specific geographic regions, such as Australia, New Zealand, Africa or Japan, may pose additional risks inherent to a region’s economic and political situation. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, many of the investments in Australia, New Zealand, Africa or Japan are denominated in foreign currencies. As a result, changes in the values of these currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds’ investments. These events may happen separately from, and in response to, events that do not otherwise affect the values of the securities in the issuers’ home countries.

As of October 31, 2021, the Australia/New Zealand Fund held approximately 15% of its net assets in South Port New Zealand Ltd. Due to the large position, an increase or decrease in the value of this security may have a greater impact on the Australia/New Zealand Fund’s net asset value and total return than if the Australia/New Zealand Fund did not focus as much in this particular security.

The Africa Fund may be exposed to additional risks by focusing its investments on issuers in African countries to which other funds invested in securities of issuers in a broader region may not be exposed. The Africa Fund is highly dependent on the state of economics of countries throughout Africa and, in particular Sub-Saharan countries. Changes in economics, tax policies, inflation rates, governmental instability, war or other political or economic factors may affect (positively or negatively) the Fund’s investments.

ANNUAL REPORT 2021

NOTES TO FINANCIAL STATEMENTS – October 31, 2021 – (Continued)

A large portion of investments held by the Real Estate Securities Fund are considered investments in the real estate sector of the market, which may include REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income and maintaining their exemption from registration under the 1940 Act. Investing in a single market sector may be riskier than investing in a variety of market sectors.

Note 12 – Subsequent Events

Management of the Funds has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued.

Subsequent to October 31, 2021, income and capital gain distributions were made to the shareholders of certain Commonwealth Funds, meeting the criteria of a subsequent event. The record date of the distributions were December 16, 2021, with an ex-dividend date of December 17, 2021 and a payable date of December 20, 2021.

Fund Name	Distribution Type	Rate	Amount
Australia/New Zealand Fund	Income	$0.0191	$22,053
Australia/New Zealand Fund	Long-term capital gain	1.0074	1,163,130
Africa Fund	Income	0.1601	56,372
Japan Fund	Income	0.0421	66,239
Japan Fund	Long-term capital gain	0.1326	208,630
Real Estate Securities Fund	Long-term capital gain	0.1627	107,704

ANNUAL REPORT 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Commonwealth International Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of shares of beneficial interest in Commonwealth International Series Trust (the “Funds”), including the schedules of investments, as of October 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Commonwealth International Series Trust since 1998.

Philadelphia, Pennsylvania
December 21, 2021

ANNUAL REPORT 2021

Additional Information – October 31, 2021 (Unaudited)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2021 through October 31, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21-10/31/21	Expense Ratio During Period* 5/1/21-10/31/21
Australia/New Zealand Fund	$1,000.00	$1,077.20	$12.46	2.38%
Africa Fund	1,000.00	1,009.60	8.86	1.75%
Japan Fund	1,000.00	1,013.80	8.88	1.75%
Global Fund	1,000.00	1,044.00	11.90	2.31%
Real Estate Securities Fund	1,000.00	1,089.30	12.64	2.40%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), short-term redemption or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/21	Ending Account Value 10/31/21	Expenses Paid During Period* 5/1/21-10/31/21	Expense Ratio During Period* 5/1/21-10/31/21
Australia/New Zealand Fund	$1,000.00	$1,013.21	$12.08	2.38%
Africa Fund	1,000.00	1,016.38	8.89	1.75%
Japan Fund	1,000.00	1,016.38	8.89	1.75%
Global Fund	1,000.00	1,013.56	11.72	2.31%
Real Estate Securities Fund	1,000.00	1,013.11	12.18	2.40%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year) to reflect the one-half year period.

ANNUAL REPORT 2021

ADDITIONAL INFORMATION – October 31, 2021 (Unaudited) – (Continued)

Disclosure of Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’ website at http://www.sec.gov and on the Funds’ website at www.commonwealthfunds.com.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 888-345-1898, and on the Commissions website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 888-345-1898, and on the Commission’s website at http://www.sec.gov.

Additional Federal Income Tax Information

The Form 1099-DIV you receive in January 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income

The Australia/New Zealand Fund, Africa Fund and Japan Fund designates approximately 100%, 88% and 100%, respectively, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income

Each of the Funds designate 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under the tax law. For each Funds’ calendar year 2021 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the year ended October 31, 2021, each Fund designated $0 as 20% long-term capital gain distributions.

Foreign Tax Credit Pass Through

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Australia/New Zealand Fund and Japan Fund foreign source income per share was $0.38 and $0.07, respectively. The Australia/New Zealand Fund and Japan Fund foreign tax expense per share was $0.04 and $0.01, respectively. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in October 2021. These shareholders will receive more detailed information along with the 2021 Form 1099-DIV.

ANNUAL REPORT 2021

Liquidity Risk Management Program (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The Liquidity Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund; the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers; its cash holdings and access to other funding sources (i.e., a line of credit); and its short and long-term cash flow projections. The Funds’ Board of Trustees approved the appointment of FCA Corp, the Funds’ investment adviser, as the administrator (the “Liquidity Administrator”) for the Liquidity Program. The Liquidity Administrator is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Liquidity Program’s operation and effectiveness.

In preparing its annual written report (the “Report”), the Liquidity Administrator considered the data it gathered in the twelve months ended August 31, 2021 and the overall operations of the Liquidity Program since August 31, 2020 (the “Review Period”). The Report outlined the adequacy and effectiveness of the Liquidity Program since its inception and was reported to the Board at its meeting held on September 15, 2021. During the Review Period, none of the Funds experienced unusual stress and disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash, had access to lines of credit, and maintained investments in highly liquid investments in order to meet shareholder redemptions in accordance with applicable requirements. The Report concluded that (i) the Funds’ Liquidity Program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ Liquidity Program has been effectively implemented.

ANNUAL REPORT 2021

TRUSTEES AND OFFICERS – October 31, 2021 (Unaudited)

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Jack Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his non-affiliation with the Funds or the Advisor, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and Trust’s chief compliance officer (the “CCO”) with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board of Trustees depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board of Trustees on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The address of each Trustee is c/o Commonwealth International Series Trust, 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Robert Scharar(a) 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1948	President, Interested Trustee	Indefinite until successor elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment advisor), 1975 to present.	Five (5)	See Below (b)
Wesley Yuhnke 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1979	Executive Vice President	Since 2013	Portfolio manager, FCA Corp, 2002 to present.	N/A	N/A

ANNUAL REPORT 2021

TRUSTEES AND OFFICERS – October 31, 2021 (Unaudited) – (Continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
Zachary P. Richmond 2 Easton Oval, Suite 300 Columbus, Ohio 43219 Birth year: 1980	Treasurer	Since 2015

Vice President, Director of Financial Administration, Ultimus Fund Solutions, LLC (February 2019 to present); Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).

				N/A	N/A
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008	Attorney and Managing Partner, Practus, LLP (law firm), April 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) March 2010 to April 2018.	N/A	N/A
William LeVay 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1955	Chief Compliance Officer	Since 2018	Chief Compliance Officer, FCA Corp (December 2012 to present); Attorney/CPA.	N/A	N/A

(a)	Robert Scharar is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.

(b)

Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, subsidiary companies at some of the above, and other closely held entities.

ANNUAL REPORT 2021

TRUSTEES AND OFFICERS – October 31, 2021 (Unaudited) – (Continued)

The following table provides information regarding each Trustee who is an Independent Trustee.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships held by Trustee
John Akard, Jr. 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1966	Independent Trustee	Indefinite until successor elected and qualified; since 2000.

Attorney-CPA, Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Shareholder (2014 to present) and of Counsel (1999 to 2014), Coplen & Banks, P.C. (and its predecessor) (law firm).

				Five (5)	None
Kathleen Kelly 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1952	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to present.	Five (5)	None
Jack Ewing 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1939	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston - Downtown, 2005 to 2015.	Five (5)	None

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 888-345-1898.

ANNUAL REPORT 2021

Notice of Privacy Policy & Practices (Unaudited)

Commonwealth International Series Trust (the ‘‘Trust’’) recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Trust.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, including written, telephonic or electronic, between a customer and the Trust or service providers to the Trust.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Trust:

●	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Trust or to a shareholder’s broker or agent;

●	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Trust; and

●	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Trust.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Trust.

[1]

For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes both individual shareholders of the Trust and individuals who provide nonpublic personal information to the Trust, but do not invest in Trust shares.

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(b)	Not applicable

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer and principal financial officer. This Code is included as an Exhibit.

(b)	During the period covered by the report, with respect to the Registrant's Code that applies to its principal executive officer and principal financial officer, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's board of trustees has determined that the Registrant has a least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is John Akard, Jr., who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by BBD, LLP during the fiscal year 2021 and 2020 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended October 31, 2021	$62,500
Fiscal year ended October 31, 2020	$57,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant's independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant's financial statements.

Fiscal year ended October 31, 2021	$0
Fiscal year ended October 31, 2020	$0

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant's independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended October 31, 2021	$10,000
Fiscal year ended October 31, 2020	$10,000

(d) All Other Fees.

Fiscal year ended October 31, 2021	$0
Fiscal year ended October 31, 2020	$0

(e) Audit Committee's pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant's investment adviser or any entity controlling, controlled by or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) None.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2021	$ 10,000	$ 0
FY 2020	$ 10,000	$ 0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The Registrant's principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a) (1)	Code of Ethics. The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a) (2)	Certifications required pursuant to Section 30a-2(a) of the Act are attached hereto.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 30a-2(b) of the Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Commonwealth International Series Trust

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date	1/06/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Scharar
Robert Scharar, President

Date	1/06/2022

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	1/06/2022